Exhibit 99.1

Starboard Value Acquisition Corp. Announces the Separate Trading of its Shares of Class A Common Stock and Detachable Redeemable Warrants Commencing November 2, 2020

New York, October 30, 2020 – Starboard Value Acquisition Corp. (the “Company”) (NASDAQ: SVACU) announced that, commencing November 2, 2020, holders of the units sold in the Company’s initial public offering of 40,423,453 units, may elect to separately trade the shares of Class A common stock included in the units (with the right to receive any distributable redeemable warrants remaining attached to such shares of Class A common stock) and the detachable redeemable warrants included in the units. Those units not separated will continue to trade on the Nasdaq Stock Market LLC (the “Nasdaq”) under the symbol “SVACU,” and the shares of Class A common stock and detachable redeemable warrants that are separated will trade on the Nasdaq under the symbols “SVAC” and “SVACW,” respectively. No fractional warrants will be issued upon separation of the units and only whole warrants will trade. Holders of units will need to have their brokers contact Continental Stock Transfer & Trust Company, the Company’s transfer agent, in order to separate the units into shares of Class A common stock and detachable redeemable warrants.

The units were initially offered by the Company in an underwritten offering. UBS Securities LLC, Stifel, Nicolaus & Company, Incorporated and Cowen and Company, LLC acted as joint book-running managers for the offering. Registration statements relating to the units and the underlying securities became effective on September 9, 2020.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy the securities of the Company, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

The offering was made only by means of a prospectus, copies of which may be obtained for free by visiting EDGAR on the website of the U.S. Securities and Exchange Commission (the “SEC”) at www.sec.gov. Alternatively, copies of the prospectus may be obtained from UBS Securities LLC, Attn: Prospectus Department, 1285 Avenue of the Americas, New York, NY 10019, by email at ol-prospectusrequest@ubs.com or by telephone at (888) 827-7275; Stifel, Nicolaus & Company, Incorporated, Attention: Prospectus Department, One Montgomery Street, Suite 3700, San Francisco, CA 94104, by email at syndprospectus@stifel.com or by telephone at 415-364-2720; and Cowen and Company, LLC, Attn: Prospectus Department, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, Attn: Prospectus Department, by email at PostSaleManualRequests@broadridge.com, or by telephone at (833) 297-2926.

Forward-Looking Statements

This press release may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact included in this press release are forward-looking statements. When used in this press release, words such as “anticipate,” “believe,” “estimate,” “expect,” “intend” and similar expressions, as they relate to the Company or its management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the SEC. All subsequent written or oral forward-looking statements attributable to the Company or persons acting on its behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the Risk Factors section of the Company’s registration statement and prospectus relating to the Company’s initial public offering filed with the SEC. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

About Starboard Value Acquisition Corp.

Starboard Value Acquisition Corp. is a blank check company whose business purpose is to effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. The Company’s sponsor, SVAC Sponsor LLC (the “Sponsor”), is an affiliate of Starboard Value LP. While the Company may pursue an acquisition opportunity in any industry or sector, it intends to focus on industries that align with the background and experience of its Sponsor and industry advisors. These industries include the technology, healthcare, consumer, industrials and hospitality & entertainment sectors. For more information, please go to StarboardSVAC.com.

Contact

Dan Gagnier / Jeffrey Mathews

Gagnier Communications

646-569-5897

SVAC@gagnierfc.com